UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

TAKUNG ART CO., LTD

(Exact name of Registrant as specified in its charter)

Delaware	001-38036	26-4731758
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room 709 Tower 2, Admiralty Centre, 18 Harcourt Road, Admiralty, Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TKAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2021, Ms. Zhirong Li tendered her resignation as the Chief Financial Officer of Takung Art Co., Ltd. (the “Company”), effective immediately. Ms. Li’s decision to resign was not the result of any disagreements with the Company on any matter related to the operations, policies, or practices of the Company.

On the same date, the board of directors (the “Board”) of the Company appointed Mr. Jianguang Qian as the new Chief Financial Officer, effective immediately, to fill in the vacancy resulting from the resignation of Ms. Zhirong Li. In connection with Mr. Qian’s appointment, the Company and Mr. Qian entered into an employment agreement, dated December 30, 2021 (the “CFO Employment Agreement”), pursuant to which Mr. Qian will receive an annual base salary of $60,000 and discretionary share compensation of up to $35,000 per year for his services as Chief Financial Officer. His term of employment, which began January 5, 2022, is for one year, with the first three months being his probationary period. His employment may be terminated at any time during this probationary period and thereafter upon one month’s written notice. Mr. Qian may terminate his employment at any time for any reason or no reason upon three month’s advance written notice

There is no family relationship between Mr. Qian and any of our other officers and directors. Except for the employment agreement described above, Mr. Qian has not had any transaction with the Company since the beginning of our last fiscal year.

The foregoing description of the principal terms of the CFO Employment Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the CFO Employment Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

On January 4, 2022, the Board appointed Mr. Kuangtao Wang as the Co-Chief Executive Officer, effective immediately. In connection with Mr. Wang’s appointment as the Chief Executive Officer, the Company and Mr. Wang entered into an employment agreement, dated January 4, 2022 (the “CO-CEO Employment Agreement”), pursuant to which Mr. Wang will receive a monthly salary of $15,000 for his services as Chief Executive Officer. His term of employment, which begins January 4, 2022, is for one year, with the first three months being his probationary period. His employment may be terminated at any time during his probationary period and thereafter upon one month’s written notice. Mr. Wang may terminate his employment at any time for any reason or no reason upon three month’s advance written notice.

There is no family relationship between Mr. Wang and any of our other officers and directors. Except for the employment agreement described above, Mr. Wang has not had any transaction with us since the beginning of our last fiscal year.

The foregoing description of the principal terms of the Co-CEO Employment Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Employment Agreement attached hereto as Exhibit 10.2, which is incorporated herein by this reference.

Biographical Information of the New Director and Officer.

Mr. Jianguang Qian

Jianguang Qian has over 15 years of financial management experience in manufacturing, engineering, internet and internet plus enterprises. He has served in listed companies and large group companies. He isproficient in finance, taxation, financing and financial information management. He has large-scale financial department management experience and cross-functional team management experience. He worked as the head of finance at Minmetalscondo Co, Ltd, an affiliated company of Minmetals Land (HKG: 0230), from April 2013 to July 2014. From June 2018 to June 2020, he was a financial director of the Shared Accounting Center of Lv Ma Ma, a listed company on the National Equities Exchange and Quotations in China. He was responsible for Lv Ma Ma ’s accounting and taxation, and had a team of 70 subordinates; he was also in charge of supervising the proposed listing of Lv Ma Ma in Hong Kong, as well as investor relations. He was also responsible for the establishment of and IT transformation of the business finance system of Lv Ma Ma. In addition, Jianguang Qian served as the Chief Financial Officer during the working period of Merit-link. He was in charge of the business process reengineering of Merit-link, the innovation and financial empowerment of the industrial internet business, and took the lead in the financing and listing of Merit-link during his tenure as the Chief Financial Officer of Youland Group from November 2014 to June 2018. Jianguang Qian’s responsibilities included has financial management, financial and operational analysis and internal audit responsibilities of the Youland Group

Jianguang Qian graduated from the Department of Finance, Lanzhou University of Technology, China in 2006, and obtained a master's degree in accounting from Shanghai University of Finance and Economics, China in 2012. He is a certified member of the Association of Chartered Certified Accountants of ACCA, a CMA American Management Certified Public Accountant and a Chinese Intermediate Accountant.

Mr. Kuangtao Wang

Mr. Wang, age 44, is a veteran businessman in the art exchange industry. He has been in the art exchange business as general manager of Yongbao Culture and Media Co. Ltd in China since 2007 and he founded an offline art exchange platform. Mr. Wang has extensive experience in business management and an in-depth understanding and vision for the non-fungible token industry. Mr. Wang graduated from Beijing International Business Administration Institute in 2012 with a bachelor’s degree.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement of Jianguang Qian, dated January 5, 2022
10.2	Employment Agreement of Kuangtao Wang, dated January 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2021

Takung Art Co., Ltd

/s/ Kwok Leung Paul Li
Name: Kwok Leung Paul Li
Title: Chief Executive Officer